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                                  VEL ACCOUNT
                                VEL II ACCOUNT
                              GROUP VEL ACCOUNT
                            SEPARATE ACCOUNT IMO
                             INHEIRITAGE ACCOUNT

            ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
               FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


                SUPPLEMENT TO PROSPECTUSES DATED APRIL 30, 2004

                                     * * *

Effective July 30, 2004, the investment objective of the Delaware VIP Trust under the section entitled "INVESTMENT OBJECTIVES AND POLICIES" is amended to read in its entirety as follows:

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES - seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

For more information, see the Prospectus Supplement for Delaware VIP Trust dated May 27, 2004.

                                     * * *

Effective September 24, 2004, Mondrian Investment Partners Ltd. ("Mondrian") replaced Delaware International Advisers Ltd. as the investment manager of the Delaware VIP International Value Equity Series of the Delaware VIP Trust. As of September 24, 2004, throughout the prospectuses any references to Delaware International Advisers Ltd. are deleted, and replaced by inserting references to Mondrian Investment Partners Ltd. ("Mondrian").

For more information, see the Prospectus Supplement for Delaware VIP Trust dated September 24, 2004.

                                     * * *

SUPPLEMENT DATED SEPTEMBER 30, 2004


AFLIAC VEL '87/'91
AFLIAC VEL Plus
AFLIAC/FAFLIC VEL '93
AFLIAC/FAFLIC Group VEL
AFLIAC Allmerica VUL 2001
AFLIAC/FAFLIC Variable Inheiritage